United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 14, 2025

Date of Report (Date of earliest event reported)

DT Cloud Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41967	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Orange Street London, United Kingdom	WC2H 7HF
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7918725316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	DYCQU	The Nasdaq Stock Market LLC
Ordinary Shares	DYCQ	The Nasdaq Stock Market LLC
Rights	DYCQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 27, 2025, DT Cloud Acquisition Corporation (the “Company”) filed the definitive proxy statement dated (together with the additional proxy statement supplements and annexes, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “Commission”) related to the extraordinary general meeting (the “Meeting”) of shareholders to be held on February 18, 2025 to consider and vote upon, among other things, the proposed reduction of monthly extension fee payable by the Company’s Sponsor and/or its designee into the trust account to extend the date by which the Company must consummate its initial business combination to an amount equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share (the “Proposal No. 1”), and related proposals and adjournment of meeting matter, and subsequently commenced mailing.

On February 4, 2025, the board of directors of the Company proposed to amend the monthly fee payable by the Sponsor and/or its designee into the trust account to extend the date by which the Company must consummate its initial business combination as proposed in the original Proposal 1 to the Meeting from an amount equal to the lesser of (i) $60,000 for all outstanding Public Shares and (ii) $0.0087 for each outstanding Public Share as proposed in the Original Filing to an amount equal to $70,000 for all outstanding Public Shares (the “Amended Monthly Extension Fee”). In light of the Amended Monthly Extension Fee, the Company filed a supplement to the Proxy Statement dated February 4, 2025 (the “Supplement No. 1”) with the Commission to, among others, amend Proposal No. 1 (the “Amended Proposal No. 1”) as described more fully therein and amend the related proxy card (the “Amended Proxy Card”).

On February 14, 2025, the board of directors of the Company decided to postpone the Meeting to 10:00 a.m. Eastern Time on February 21, 2025 at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor New York, NY 10019-6022 and the redemption right deadline to 5:00 p.m., Eastern Time, on February 19, 2025.

On February 14, 2025, the board of directors of the Company further proposed to amend the monthly fee payable by the Sponsor and/or its designee into the trust account to extend the date by which the Company must consummate its initial business combination as proposed in the original Proposal 1 to the Meeting from an amount equal to $70,000 for all outstanding Public Shares to an amount equal to $0.022 for each outstanding Public Share (the “Second Amended Monthly Extension Fee”). The Second Amended Monthly Extension Fee, if and to the extent approved at the Meeting, will become operative for the Monthly Extension Fee beginning on March 23, 2025, and the 23rd of each succeeding month until the earlier of the closing of an initial business combination or February 23, 2026.

In light of the Second Amended Monthly Extension Fee, the Company filed a second supplement to the Proxy Statement dated February 14, 2025 (the “Supplement No. 2”) with the Commission to, among others, further amend the Proposal No. 1 (the “Second Amended Proposal No. 1”) as described more fully therein and amend the related proxy card (the “Second Amended Proxy Card”), and reflect the aforementioned amended time and redemption right deadline for the Meeting. THIS SUPPLEMENT NO.2 SHALL SUPERSEDE AND REPLACE IN ITS ENTIRETY THE SUPPLEMENT NO.1.

Other than as indicated herein, no other changes have been made to the original Proxy Statement or the proxy card as originally filed and mailed. From and after the date of the Supplement No. 2, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by the Supplement No. 2 and all the filed additional proxy statement supplements as indicated above.

The Supplement No. 2 is not complete without, and may not be utilized except in connection with, the Proxy Statement, including any supplements and amendments thereto. Shareholders of the Company should read carefully and in their entirety the Supplement No. 2 and the Proxy Statement and all accompanying annexes and exhibits, in particular, the matters discussed under the heading “Risk Factors” on page 11 of the Proxy Statement.

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. In addition, stockholders who have already submitted a redemption request with respect to the shares held by them may withdraw such request by contacting our Transfer Agent. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Proxy Statement for additional information on how to do so.

If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Extraordinary General Meeting as provided in the Proxy Statement. Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

All of the Company’s shareholders of record as of the close of business on January 15, 2025 are entitled to vote at the Meeting. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If shareholders have questions about how to vote or direct a vote in respect of their shares, shareholders may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Meeting. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2025

DT CLOUD ACQUISITION CORPORATION

By:	/s/ Shaoke Li
Name:	Shaoke Li
Title:	Chief Executive Officer